   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 12, 1995

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                      FIRST PRAIRIE MUNICIPAL BOND FUND
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                      FIRST PRAIRIE MUNICIPAL BOND FUND
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(t)(1), or 14a-6(J)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

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Notes:
- ---------------
(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                       FIRST PRAIRIE MUNICIPAL BOND FUND
                             (INTERMEDIATE SERIES)

Dear Shareholder:

     As a shareholder of the Intermediate Series (the "Existing Fund") of First Prairie Municipal Bond Fund, a Maryland corporation (the "Corporation"), you are entitled to vote on the proposal described below and in the enclosed materials.

     Currently, the Existing Fund is organized as a separate series of a Maryland corporation, that has two series -- one is the Existing Fund and the other is the Insured Series. Because the Existing Fund is part of the Prairie Family of Funds and is designed for individual investors, management of the Existing Fund has determined that certain operational efficiencies might be achievable if the Existing Fund -- while continuing as a separate entity for purposes of the Investment Company Act of 1940 -- were to reorganize as a separate series of a single Massachusetts business trust. The transaction will not result in the imposition of Federal income tax on you.

     The proposal provides that the Existing Fund exchange all of its assets, subject to its liabilities, for Class A Shares ("Series Shares") of a separate new series of Prairie Funds, a newly-formed investment company organized as a Massachusetts business trust (the "Trust"). The Trust is comprised of twelve series, including the Intermediate Municipal Bond Series (the "Series") into which the Existing Fund is proposed to be reorganized. Upon consummation of this transaction (the "Exchange"), the Series Shares received by the Existing Fund will be distributed by the Existing Fund to its shareholders (the "Shareholders"), with each Shareholder receiving the same number of Series Shares (or fractions thereof) as Existing Fund shares held by such Shareholder immediately before the Exchange. The Existing Fund then will be liquidated and dissolved.

     The Series will have the same investment objective as the Existing Fund. The Existing Fund and the Series differ in several respects: (i) the Existing Fund is a series of a Maryland corporation and the Series is a series of a Massachusetts business trust; (ii) the investment adviser of the Existing Fund is The First National Bank of Chicago ("FNBC"), acting through its Investment Management Department; the investment adviser of the Series will be a newly formed subsidiary of FNBC which will employ substantially all the investment personnel who currently provide advisory services to the Existing Fund; (iii) the Series' aggregate management fee will be lower, and its structure will be different, than the Existing Fund's; and (iv) certain management policies will differ somewhat as a result of standardizing the policies of the funds in the Prairie family. These differences are described in the enclosed Proxy Statement/Prospectus.

     Further information about the transaction is contained in the enclosed materials, which you should review carefully.

     Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

     THE CORPORATION'S BOARD MEMBERS RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSED TRANSACTION. If you have any questions after considering the enclosed materials, please feel free to call (312) 732-3237 between the hours of 9:00 a.m. and 5:30 p.m. (New York time), Monday through Friday.

                                           Sincerely,

                                          /s/ JOHN E. PELLETIER

                                          John E. Pelletier,
                                          Secretary
December 19, 1994                                                         --

                       FIRST PRAIRIE MUNICIPAL BOND FUND
                             (INTERMEDIATE SERIES)

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders:

     A Special Meeting of Shareholders of the Intermediate Series (the "Existing Fund") of First Prairie Municipal Bond Fund will be held at the offices of Concord Holding Corporation, 125 West 55th Street, 11th Floor, New York, New York 10019, on Tuesday, January 17, 1995 at 10:00 a.m. for the following purposes:

          1. To consider an Agreement and Plan of Exchange (the "Plan") for the Existing Fund providing for the transfer of all or substantially all of its assets, subject to its liabilities, to a new series (the "Series") of Prairie Funds, a newly created Massachusetts business trust (the "Trust"). Under the Plan, the Existing Fund would receive, in exchange (the "Exchange") for its assets attributable to Class A, Class A shares of beneficial interest of the Series, par value $.001 per share ("Series Shares"). Series Shares received in the Exchange will be distributed by the Existing Fund to its shareholders in liquidation of the Existing Fund, after which the Existing Fund will be dissolved; and

          2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Shareholders of record at the close of business on December 5, 1994, will be entitled to receive notice of and to vote at the meeting.

                                          By Order of the Board of Directors

                                          /s/ JOHN E. PELLETIER

                                          John E. Pelletier,
                                          Secretary
New York, New York
December 19, 1994
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                      WE NEED YOUR PROXY VOTE IMMEDIATELY

     A SHAREHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY
     LAW, THE MEETING OF SHAREHOLDERS OF THE EXISTING FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF
     ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE
     EXISTING FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT
     VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE
     CRITICAL TO ENABLE THE EXISTING FUND TO HOLD THE MEETING AS SCHEDULED,
     SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER
     SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       FIRST PRAIRIE MUNICIPAL BOND FUND
                             (INTERMEDIATE SERIES)
                           PROXY STATEMENT/PROSPECTUS
                               December 19, 1994

                        Special Meeting of Shareholders
                         to be held on January 17, 1995

     This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of First Prairie Municipal Bond Fund (the "Corporation") to be used at the Special Meeting of Shareholders (the "Meeting") of the Intermediate Series (the "Existing Fund") of the Corporation, to be held on Tuesday, January 17, 1995 at 10:00 a.m., at the offices of Concord Holding Corporation, 125 West 55th Street, 11th Floor, New York, New York 10019, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on December 5, 1994 (each, a "Shareholder" and, collectively, the "Shareholders") are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each share of common stock of the Existing Fund, par value $.001 per share ("Existing Fund Share"), held and fractional votes for each fractional Existing Fund Share held. Existing Fund Shares are classified into two classes -- Class A and Class B. Only Class A shares are outstanding. Existing Fund Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Existing Fund, which must indicate the Shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any Shareholder who attends the Meeting in person may vote by ballot at such meeting, thereby canceling any proxy previously given. As of December 5, 1994, 2,135,448.885 Existing Fund Shares were issued and outstanding.

     It is proposed that the Existing Fund transfer all or substantially all of its assets, subject to its liabilities, to a separate new series of Prairie Funds, a newly created Massachusetts business trust (the "Trust"). The Trust is comprised of twelve series, including the Intermediate Municipal Bond Series (the "Series") into which the Existing Fund is proposed to be reorganized. The Series is an open-end, non-diversified management investment company.

     This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely information about the Series that Shareholders should know before voting on the proposal or investing in the Series. Additional information, contained in a Statement of Additional Information dated December 19, 1994 forming a part of the Trust's Registration Statement on Form N-14 (File No. 33-56527), has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-370-9446 or writing to the principal executive offices of the Series at 125 West 55th Street, New York, New York 10019. The Statement of Additional Information is incorporated herein by reference in its entirety.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL 1.  APPROVAL OF AN AGREEMENT AND PLAN OF EXCHANGE PROVIDING FOR THE
             TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE EXISTING FUND TO THE SERIES

INTRODUCTION

     At a meeting of the Board of the Corporation held on October 28, 1994, The First National Bank of Chicago ("FNBC"), the Existing Fund's investment adviser, recommended that the Board consider, and the Board approved, an Agreement and Plan of Exchange (the "Plan"), a form of which is attached hereto as Exhibit A. The Plan provides for the transfer of all or substantially all of the assets of the Existing Fund attributable to its Class A, subject to stated liabilities, to the Series. Under the Plan, the Existing Fund would receive, in exchange (the "Exchange") for its assets attributable to Class A, Class A shares of beneficial interest of the Series, par value $.001 per share ("Series Shares"), all as more fully described herein. Upon consummation of the Exchange, Series Shares received by the Existing Fund will be distributed to its Shareholders, with each Shareholder receiving a distribution of a number of Series Shares (or fractions thereof) equal to the value of such Shareholder's Existing Fund Shares held prior to the Exchange. The Existing Fund then will be dissolved.

     The Existing Fund and the Series differ in several respects: (i) the Existing Fund is a series of a Maryland corporation and the Series is a series of a Massachusetts business trust; (ii) the investment adviser of the Existing Fund is FNBC, acting through its Investment Management Department; the investment adviser of the Series will be a newly formed subsidiary of FNBC which will employ substantially all the investment personnel who currently provide advisory services to the Existing Fund; (iii) the Series' aggregate management fee will be lower, and its structure will be different, than the Existing Fund's; and (iv) certain management policies will differ somewhat as a result of standardizing the policies of the funds in the Prairie Family. These differences are described in "Certain Differences Between the Existing Fund and the Series" below.

THE PLAN

     The following summary of the important terms and conditions of the Plan is qualified in its entirety by reference to the Plan. The Plan provides that, subject to the requisite approval of its Shareholders, on the date of the Exchange the Existing Fund shall assign, transfer and convey to the Series all of the assets (subject to liabilities) of the Existing Fund including all securities and cash in exchange for Series Shares having an aggregate net asset value equal to the value of the net assets of the Existing Fund acquired. The Existing Fund will distribute all Series Shares received by it pro rata among its Shareholders in proportion to the number of Existing Fund Shares held. It is contemplated that each Shareholder will receive a number of Series Shares of the same class equal in value to the value and class of Existing Fund Shares held by such Shareholder immediately before the Exchange. Thereafter, the Existing Fund will dissolve. The dissolution of the Existing Fund is expected to occur as soon as practicable after the Exchange. Immediately following the Exchange, the former Shareholders of the Existing Fund will hold the only outstanding Series Shares (other than one Series Share which will be held by Concord Financial Group, Inc., the Series' distributor, for regulatory purposes). After the Exchange has been completed, the Series will operate as an open-end, non-diversified management investment company.

     Unless postponed by the Existing Fund and the Series, the Exchange is expected to occur on January 27, 1995, on the basis of the net assets of the Existing Fund as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on that day. The Exchange will not be effected until certain conditions are satisfied, including approval of the Plan by the Shareholders.

     The Plan may be amended at any time prior to the Exchange.

     The expenses of the Exchange are expected to be approximately $3,000.

     If the Exchange is not approved by the Shareholders, the Corporation's Board will consider other appropriate courses of action, including continuing operation of the Existing Fund in its present form.

REASONS FOR THE EXCHANGE

     The Exchange will establish the Series as the successor investment vehicle to the Existing Fund. It is believed that reorganization of the Existing Fund as a new series of a newly created Massachusetts business trust will prove beneficial in that the Series will be less expensive to operate than the Existing Fund.

TAX CONSEQUENCES

     The exchange of Existing Fund assets for Series Shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Series and Existing Fund will receive the opinion of Stroock & Stroock & Lavan, counsel to both the Series and the Existing Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all or substantially all of the Existing Fund's assets in exchange for Series Shares and the assumption by the Series of Existing Fund liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code; (2) no gain or loss will be recognized by the Series upon the receipt of Existing Fund assets solely in exchange for Series Shares and the assumption by the Series of liabilities of the Existing Fund; (3) no gain or loss will be recognized by the Existing Fund upon the transfer of its assets to the Series in exchange for Series Shares and the assumption by the Series of the Existing Fund's liabilities or upon the distribution (whether actual or constructive) of Series Shares to Shareholders in exchange for their Existing Fund Shares; (4) no gain or loss will be recognized by the Existing Fund Shareholders upon the exchange of Existing Fund Shares for Series Shares; (5) the aggregate tax basis for Series Shares received by each Existing Fund Shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Existing Fund Shares held by such Shareholder immediately prior to the Exchange, and the holding period of Series Shares to be received by each Existing Fund Shareholder will include the period during which Existing Fund Shares surrendered in exchange therefor were held by such Shareholder (provided Existing Fund Shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Existing Fund assets acquired by the Series will be the same as the tax basis of such assets to the Existing Fund immediately prior to the Exchange, and the holding period of Existing Fund assets in the hands of the Series will include the period during which those assets were held by the Existing Fund.

     NEITHER THE EXISTING FUND NOR THE SERIES HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Existing Fund Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Existing Fund Shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

SECURITIES TO BE ISSUED

     The Series will issue Series Shares in exchange for the transfer of the Existing Fund's assets. Series Shares have no preemptive or subscription rights and are freely transferable. Series Shares issued in the Exchange will be fully paid, legally binding and non-assessable by the Series. The Series has authorized an indefinite number of shares of beneficial interest and has classified its shares as Class A, Class B and Class I.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

     The Corporation's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Existing Fund's best interests and (ii) the interests of the Existing Fund's Shareholders will not be diluted as a result of the Exchange. Pursuant to the Existing Fund's charter documents, an affirmative vote of a majority of its Shareholders is required to approve the Plan and the Exchange.

     THE CORPORATION'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

CERTAIN DIFFERENCES BETWEEN THE EXISTING FUND AND THE SERIES

     INVESTMENT ADVISER AND ADMINISTRATOR. The investment adviser of the Existing Fund is FNBC, acting through its Investment Management Department. The Corporation entered into an Investment Advisory Agreement dated as of December 16, 1989 (as revised October 1, 1993) with FNBC, pursuant to which the Corporation has agreed to pay FNBC a monthly fee at the annual rate of .40 of 1% of the value of the Existing Fund's average daily net assets. The administrator of the Existing Fund is The Dreyfus Corporation ("Dreyfus"). The Corporation entered into an Administration Agreement dated as of August 24, 1994 with Dreyfus, pursuant to which the Corporation has agreed to pay Dreyfus a monthly fee at the annual rate of .20 of 1% of the value of the Existing Fund's average daily net assets.

     The investment adviser of the Series will be First Chicago Investment Management Company ("FCIMCO"), a newly formed subsidiary of FNBC, which will employ substantially all the investment personnel who currently provide advisory services to the Existing Fund. The Trust will enter into an Investment Advisory Agreement with FCIMCO, pursuant to which the Trust will pay FCIMCO a monthly advisory fee at the annual rate of .40 of 1% of the value of the Series' average daily net assets. The administrator of the Series also will be FCIMCO. The Trust will enter into an Administration Agreement with FCIMCO, pursuant to which the Trust will pay FCIMCO a monthly administration fee at the annual rate of .15 of 1% of the value of the Series' average daily net assets (the "Administration Fee"). In addition, FCIMCO will enter into a Master Sub-Administration Agreement with Concord Holding Corporation ("Concord"), pursuant to which FCIMCO will pay Concord a portion of its Administration Fee in consideration of Concord's providing administrative services to the Series.

     INVESTMENT RESTRICTIONS. The Existing Fund has adopted investment restrictions as fundamental policies that cannot be changed without Shareholder approval. The Series has adopted investment restrictions that differ, but not materially, from those of the Existing Fund.

     The investment restrictions of both the Series and the Existing Fund are set forth below and also may be found in their respective Statements of Additional Information, under "Investment Objective and Management
Policies -- Investment Restrictions."(1) Language pertaining only to the Series is underscored; language pertaining only to the Existing Fund is bracketed.(2) Neither the Series nor the Existing Fund may:

     [8]1. Invest in commodities, except that each [Series] Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

- ---------------
     (1)Unless otherwise noted, the language of the Series' Investment Restriction Nos. 1 through 9 differs only semantically from the corresponding language of the Existing Fund's Investment Restrictions. The differences reflect language changes believed more appropriate for an investment company with multiple series that have different objectives and policies.

     (2)In its investment restrictions, the Existing Fund is referred to as the "Series"; in its investment restrictions, the Series is referred to as the "Fund." This difference is only semantic.

     This investment restriction is revised for the Series to clarify that the Series may invest not only in options on futures contracts or indexes but in other types of options as well.

     [3]2. Purchase [or sell], hold or deal in real estate, or oil [and], gas [interests] or other mineral leases or exploration or development programs, but each [Series] Fund may [invest in Municipal Obligations] purchase and sell securities that are secured by real estate or [interests therein] issued by companies that invest or deal in real estate.

     [2]3. Borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, [the] a Fund's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

     [5]4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements[;]. [h]However, each [Series] Fund may lend its [portfolio] securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the [Fund's] Trust's Board of [Directors] Trustees.

     [4]5. [Underwrite the] Act as an underwriter of securities of other issuers, except to the extent [the Series] a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities, and except that the [Series] Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.(3)

     6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted [in] under Investment Restriction Nos. [2, 7, 8 and 11] 1, 3, 9 and 10 may be deemed to give rise to [a] senior [security] securities.

     7. Purchase securities on margin, but [the Series] each Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     [13]8. Invest in [companies] the securities of a company for the purpose of exercising management or control, but each Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     [11]9. Pledge, mortgage or hypothecate [, mortgage or otherwise encumber] its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or [delayed-delivery] forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those [related] relating to indexes, and options on futures contracts[,] or indexes.

     10. Purchase, sell or write puts, calls or combinations thereof, except as described in the Trust's Prospectus and this Statement of Additional Information.

     The Existing Fund's investment restrictions do not limit the Existing Fund's ability to enter into options transactions. Investment Restriction No. 10 has been added for the Series to clarify the extent to which the Series may enter into such transactions. THIS CHANGE WILL NOT RESULT IN ANY CHANGE IN THE MANNER IN WHICH THE SERIES, AS COMPARED TO THE EXISTING FUND, CONDUCTS ITS OPERATIONS.

- ---------------
     (3)With respect to the Existing Fund, the two exceptions to this investment restriction are set forth above in reverse order.

     [12]11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid [(which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand notes and bonds as to which each Series cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market)], if, in the aggregate, more than 15% of the value of [its] the Fund's net assets would be so invested.

     To conform this investment restriction for the Series with a similar investment restriction applicable to other funds in the Prairie Family of Funds, the Series' Investment Restriction No. 11 does not include examples of specific types of illiquid securities. THE SERIES INTENDS, HOWEVER, TO CONTINUE TO TREAT AS ILLIQUID ALL TYPES OF SECURITIES THAT THE EXISTING FUND TREATED AS ILLIQUID UNTIL SUCH TIME AS A LIQUID SECONDARY MARKET EXISTS FOR THEM.

     [10]12. Invest in securities of other investment companies, except to the extent permitted under the Act.

     13. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     This investment restriction has been added for the Series to comply with certain state securities laws requirements applicable to one or more series of the Trust, other than the Series.

     [1]16. Invest more than 25% of its total assets in the securities of issuers in any single industry[;], provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     INITIAL SALES CHARGE. The schedules of the initial sales charge imposed on the Existing Fund's Class A shares differ somewhat from those applicable to Series Shares. The maximum initial sales charge is the same for both the Existing Fund and the Series; in addition, at higher purchase levels, the initial sales charge imposed on Series Shares is lower than that imposed on Class A shares of the Existing Fund.

     The schedules of the initial sales charge imposed on Series Shares and Existing Fund Class A shares are set forth below:

                            SERIES' TOTAL SALES LOAD

                                                              AS A
                                                 AS A         % OF           DEALERS'
                                                 % OF          NET           REALLOWANCE
                                                 OFFERING     ASSET          AS A
                                                 PRICE        VALUE          % OF
                                                  PER          PER           OFFERING
           AMOUNT OF TRANSACTION                 SHARE        SHARE          PRICE
- -------------------------------------------      -----        -----          -----
Less than $50,000..........................       3.00         3.10           2.75
$50,000 to less than $100,000..............       2.50         2.60           2.25
$100,000 to less than $250,000.............       2.00         2.00           1.75
$250,000 to less than $500,000.............       1.50         1.50           1.25
$500,000 to less than $1,000,000...........       1.00         1.00           0.75
$1,000,000 and above.......................       none         none           none

                        EXISTING FUND'S TOTAL SALES LOAD

                                                 AS A                        DEALERS'
                                                 % OF         AS A           REALLOWANCE
                                                 OFFERING     % OF           AS A
                                                 PRICE         NET           % OF
                                                  PER         ASSET          OFFERING
           AMOUNT OF TRANSACTION                 SHARE        VALUE          PRICE
- -------------------------------------------      -----        -----          -----
Less than $100,000.........................       3.00         3.10           2.75
$100,000 to less than $500,000.............       2.50         2.55           2.25
$500,000 to less than $1,000,000...........       2.00         2.00           1.75
$1,000,000 and above.......................       1.00         1.00           1.00

     While there is no initial sales charge on purchases of $1,000,000 or more of Series Shares, if an investor redeems those Shares within a certain period after purchase, a contingent deferred sales charge ("CDSC") will be imposed at the time of redemption. Class A shares of the Existing Fund were not subject to such a CDSC at the time of redemption. The following table sets forth the CDSC imposed on Series Shares for the indicated time periods:

                                                   CDSC
                                                   AS A
                                                     %
                                                    OF
                                                   AMOUNT
                                                   INVESTED
                                                    OR
         AMOUNT OF TRANSACTIONS                    REDEMPTION           YEAR SINCE
            AT OFFERING PRICE                      PROCEEDS         PURCHASE WAS MADE
- -----------------------------------------          -----            ------------------
$1,000,000 to less than $2,500,000.......          1.00%            First or Second
$2,500,000 to less than $5,000,000.......          0.50%            First
$5,000,000 and above.....................          0.25%            First

     SHAREHOLDER SERVICES. Both the Existing Fund and the Series offer the following shareholder services: Exchange Privilege -- allows you to exchange your shares for shares of another eligible fund; Automatic Investment Plan (or Automatic Asset Builder) -- allows you to purchase shares automatically at regular intervals which you select; and Letter of Intent -- by signing a Letter of Intent to purchase additional Class A shares or Series Shares, as the case may be, within 13 months, you become eligible for any reduced sales charge applicable to the total purchase.

     The following shareholder services are offered by the Existing Fund but not by the Series: Auto-Exchange Privilege -- allows you to automatically exchange Existing Fund shares for shares of certain other First Prairie mutual funds at regular intervals which you select; Government Direct Deposit
Privilege -- enables you to purchase Existing Fund shares by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically deposited into your Existing Fund account; Automatic Withdrawal Plan -- allows you to withdraw a specified dollar amount from your Existing Fund account every month or quarter; and Dividend
Options -- allows you to "sweep" your dividends and capital gain distributions into certain other First Prairie mutual funds.

     Conversely, the Series offers a Reinstatement Privilege (not offered by the Existing Fund), which allows you to repurchase Series Shares at the then-current net asset value, within 30 days of a redemption, in any amount not to exceed the redemption proceeds received.

     CERTAIN ORGANIZATIONAL DIFFERENCES. The Trust is a Massachusetts business trust and the rights of the Series' shareholders are governed by the Trust's Agreement and Declaration of Trust, Bylaws and applicable Massachusetts law. The Corporation is a Maryland corporation and the rights of Existing Fund Shareholders are governed by the Corporation's Articles of Incorporation (the "Charter"), Bylaws and the Maryland General Corporation Law. Certain relevant differences between the two forms of organization are summarized below.

     Voting Requirements. The Boards of the Corporation and the Trust are each required to call a special meeting of shareholders for any purpose when requested to do so in writing by the holders of no less than 10%, in the case of the Existing Fund, and 30%, in the case of the Series, of the Existing Fund's or Series' outstanding shares entitled to vote.

     Under the Trust's Agreement and Declaration of Trust, the Series' shareholders are entitled to vote only with respect to the following matters:
(1) the election or removal of Trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any amendment of the Trust's Agreement and Declaration of Trust, other than amendments to change the Trust's name, authorize additional series or classes of shares, supply any omission or cure, correct or supplement any ambiguity or defective or inconsistent provision contained therein; (4) any termination or reorganization of the Trust to the extent and as provided in the Trust's Agreement and Declaration of Trust; (5) a determination as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Series or its shareholders, to the same extent as the shareholders of a Massachusetts business corporation would be entitled to vote on such a determination; and (6) such additional matters relating to the Series as may be required by law, the Trust's Agreement and Declaration of Trust, the Trust's Bylaws, or any registration of the Trust with the Securities and Exchange Commission (the "Commission") or any state, or as the Trustees may consider necessary or desirable. The Series' shareholders also vote upon changes in fundamental investment policies or restrictions.

     The Trust's Agreement and Declaration of Trust provides that any question, except the election of Trustees -- which requires a plurality -- and the removal of a Trustee -- which requires two-thirds of the outstanding shares entitled to vote thereon -- requires a majority of the votes cast at a meeting at which a quorum is present. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote will be voted in the aggregate as a single class without regard to series or classes of shares, except (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes differently, shares will be voted by individual series or class and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes will be entitled to vote thereon.

     The Corporation's charter documents provide that certain matters, such as an amendment to the Charter, a merger, consolidation or transfer of all or substantially all assets, dissolution and removal of a Director, require the affirmative vote of a majority of the votes entitled to be cast; election of Directors requires a plurality of votes cast; and other matters require the approval of the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. All holders of shares of stock vote as a single class except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Commission, or otherwise, or except with respect to any matter which affects only one or more classes of stock, in which case only the holders of shares of the class or classes affected will be entitled to vote.

     The Trust's Agreement and Declaration of Trust provides that 30% of the outstanding shares shall constitute a quorum for the transaction of business at a shareholders' meeting. The Corporation's Charter provide that the presence at a shareholders' meeting in person or by proxy of the holders of one-third of the shares entitled to vote on a matter shall constitute a quorum. Matters requiring a larger vote by law or under the organization documents for either fund are not affected by such quorum requirements.

     Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Series and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Series or the Trust's Trustees. The Trust's Agreement and Declaration of Trust provides for indemnification out of the Series' property for all losses and expenses of any shareholder held personally liable for the obligations of the Series solely by reason of his being or having been a Series shareholder and not because of his acts or omissions or some other reason. Thus, the Series considers the risk of a Series shareholder incurring financial loss on account of shareholder liability to be remote since it is limited to circumstances in which a disclaimer is inoperative or the Series itself would be unable to meet its obligations. The Agreement and Declaration of Trust also provides that the Series, upon request, shall assume the defense of any claim made against any shareholder for any act or obligation of the Series and satisfy any judgment thereon. A substantial number of mutual funds in the United States are organized as

Massachusetts business trusts. Under Maryland law, Existing Fund shareholders have no personal liability as such for the Existing Fund's acts or obligations.

     Liability and Indemnification of Directors and Trustees. Under the Corporation's Charter and Maryland law, subject to the 1940 Act, a Director or officer of the Corporation is not liable to the Corporation or its shareholders for monetary damages except to the extent he receives an improper personal benefit or his action or his failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his act or omission was unlawful). Indemnification may be made against amounts recoverable by settlement of suits brought by or in the right of a corporation except where the individual is adjudged liable to the corporation. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification is ultimately denied and provides acceptable security, (ii) the Corporation is insured against losses arising from the advances, or (iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

     If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding which precedes the amendment or repeal.

     Under the Trust's Agreement and Declaration of Trust, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by him in connection with the defense or disposition of any threatened or actual proceeding by reason of his being or having been a Trustee, unless such Trustee shall have been adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his duties. Representatives and employees of the Series may be indemnified to the same extent as Trustees.

     Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he would otherwise be subject as a result of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of reckless disregard of his obligations and duties. The staff of the Commission interprets the 1940 Act to require additional limits on indemnification of directors, or trustees, and officers.

                                    *  *  *

     The foregoing is only a summary of certain differences between (i) the Corporation or Existing Fund, the Corporation's Charter, Bylaws and Maryland law, and (ii) the Trust or Series, the Trust's Agreement and Declaration of Trust, Bylaws and Massachusetts law. It is not a complete list of differences, but only of material differences. Shareholders desiring copies of the Corporation's Charter and Bylaws and the Trust's Agreement and Declaration of Trust and Bylaws should write to the respective fund.

CAPITALIZATION

     The following table sets forth as of December 5, 1994, (1) the capitalization of the Existing Fund, (2) the capitalization of the Series and
(3) the pro forma capitalization of the Series as adjusted showing the effect of the Exchange had it occurred on such date. No assurance can be given as to how many Series Shares the Existing Fund will receive in the Exchange, and the following table should not be relied upon to reflect the number of Series Shares that will actually be received in the Exchange for distribution to Shareholders.

                                                                                     PRO FORMA
                                                         EXISTING                    FOR SERIES
                                                           FUND         SERIES     AFTER EXCHANGE
                                                      --------------    ------     --------------
Total Class A net assets...........................   $24,450,889.73    $10.00     $24,450,899.73
Net asset value per Class A share..................           $11.45    $10.00             $10.00
Class A shares outstanding.........................     2,135,448.885        1       2,445,089.97

           ADDITIONAL INFORMATION ABOUT THE SERIES AND EXISTING FUND

     Information about the Series is included in the Trust's current Prospectus and Statement of Additional Information for the Series, each dated December 13, 1994. Information about the Existing Fund is included in the Corporation's current Prospectus and Statement of Additional Information for the Existing Fund, each dated June 27, 1994. Copies of each of the Trust's and the Corporation's Prospectuses are being furnished with this Prospectus/Proxy Statement and, together with each of the Series' and Existing Fund's Statements of Additional Information, are incorporated herein by reference.

                        FINANCIAL STATEMENTS AND EXPERTS

     The audited financial statements of the Existing Fund for the fiscal year ended February 28, 1994, which are included in the Corporation's Statement of Additional Information, dated June 27, 1994, have been examined by Ernst & Young LLP, independent auditors, whose reports thereon are included therein. The financial statements examined by Ernst & Young LLP have been incorporated herein by reference in reliance upon their report given on their authority as experts in accounting and auditing.

                                 OTHER MATTERS

     The Corporation's Directors are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

                               VOTING INFORMATION

     The Existing Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Existing Fund may pay persons holding Existing Fund Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Existing Fund Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Existing Fund Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal No. 1.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy.

     To the Existing Fund's knowledge, no Shareholder beneficially owned 5% or more of the Existing Fund's outstanding voting securities on December 5, 1994.

              NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

     Please advise the Existing Fund, in care of The First National Bank of Chicago, Three First National Plaza, Chicago, Illinois 60670, Attention: Laurel Carignan, whether other persons are the beneficial owners of Existing Fund Shares for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement/Prospectus and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Existing Fund Shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: December 19, 1994

                                                                       EXHIBIT A

                     FORM OF AGREEMENT AND PLAN OF EXCHANGE

     AGREEMENT AND PLAN OF EXCHANGE dated           , 1995 (the "Agreement"),
between the INTERMEDIATE SERIES (the "Existing Fund") of FIRST PRAIRIE MUNICIPAL BOND FUND, a Maryland corporation (the "Corporation"), and the INTERMEDIATE MUNICIPAL BOND SERIES (the "Series") of PRAIRIE FUNDS, a Massachusetts business trust (the "Trust").

     WHEREAS, the Boards of the Corporation and the Trust have determined that it is in the best interests of the Existing Fund and Series, respectively, that the assets of the Existing Fund be acquired by the Series pursuant to this Agreement and in accordance with the applicable statutes of the State of Maryland and The Commonwealth of Massachusetts; and

     WHEREAS, the parties desire to enter into a plan of exchange pursuant to
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

  1. PLAN OF EXCHANGE.

          (a) Subject to the requisite approval of the shareholders of the Existing Fund (the "Shareholders"), and to the terms and conditions contained herein, on the Exchange Date (as defined herein) the Existing Fund shall assign, transfer and convey to the Series, and the Series shall acquire, all of the Class A assets of the Existing Fund, including all securities and cash (subject to liabilities), for full Class A shares of beneficial interest of the Series, par value $.001 per share (the "Series Shares"), and, to the extent necessary, a fractional Series Share, all to be issued by the Series and all having an aggregate net asset value equal to the value of the net assets of the Existing Fund acquired. The value of the Existing Fund's assets to be acquired by the Series and the net asset value per share of the Series Shares shall be determined, as of the Exchange Date, in accordance with the procedures for determining the value of the Series' assets set forth in the Trust's Agreement and Declaration of Trust and in the then-current prospectus and statement of additional information that forms part of the Trust's Registration Statement on Form N-1A. In lieu of delivering certificates for the Series Shares, the Series shall credit the Series Shares to the Existing Fund's account on the share record books of the Series and shall deliver a confirmation thereof to the Existing Fund. The Existing Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the Shareholders on the share record books of the Series.

          (b) Delivery of the assets of the Existing Fund to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to The Bank of New York, 110 Washington Street, New York, New York, the Trust's custodian (the "Custodian"), for the account of the Series, with all securities not in book entry or bearer form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Series free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Series.

          (c) The Existing Fund will pay or cause to be paid to the Series any interest received on or after the Exchange Date with respect to assets transferred to the Series hereunder. The Existing Fund will transfer to the Series any distributions, rights or other assets received by the Existing Fund after the Exchange Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Series on the Exchange Date and shall not be separately valued.

          (d) The Exchange Date shall be January 27, 1995, or such earlier or later date as may be mutually agreed upon by the parties.

          (e) As soon as practicable after the Exchange Date the Existing Fund shall distribute all Series Shares received by it among the Shareholders in proportion to the number of shares each Shareholder holds in the Existing Fund (the "Existing Fund Shares"), and thereafter will dissolve.

  2. THE EXISTING FUND'S REPRESENTATIONS AND WARRANTIES.

     2.1. The Existing Fund represents and warrants to and agrees with the Series as follows:

          (a) The Existing Fund (i) is a series of the Corporation, which is duly organized, validly existing and in good standing under the laws of the State of Maryland, and (ii) has power to own all of its properties and assets and, subject to the approval of the Shareholders, to carry out this Agreement.

          (b) The Existing Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) Except as shown on the financial statements of the Existing Fund for the period ended February 28, 1994 and as incurred in the ordinary course of the Existing Fund's business since February 28, 1994, the Existing Fund has no known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Existing Fund.

          (d) For each fiscal year of its operation, the Existing Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (e) On the Exchange Date, the Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

  3. THE SERIES' REPRESENTATIONS AND WARRANTIES.

     The Series represents and warrants to and agrees with the Existing Fund as follows:

          (a) The Series (i) is a series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and (ii) has power to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) The Series is registered under the 1940 Act as an open-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) The Series has no known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Series.

          (d) For its fiscal year in which the exchange contemplated hereby occurs and for each taxable year thereafter, the Series intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (e) At the Exchange Date, the Series Shares to be issued to the Existing Fund (the only Series Shares to be issued as of the Exchange Date, except for the initial capital of the Series) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Series. No Series shareholder will have any preemptive right of subscription or purchase in respect thereof.

4. THE SERIES' CONDITIONS PRECEDENT.

     The obligations of the Series hereunder shall be subject to the following conditions:

          (a) The Existing Fund shall have furnished to the Series a statement of the Existing Fund's assets, including a list of securities owned by the Existing Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

          (b) As of the Exchange Date, all representations and warranties of the Existing Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Existing Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

          (c) A vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the holders of at least a majority of the outstanding Existing Fund Shares entitled to vote.

  5. THE EXISTING FUND'S CONDITIONS PRECEDENT.

     The obligations of the Existing Fund hereunder shall be subject to the condition that as of the Exchange Date all representations and warranties of the Series made in this Agreement shall be true and correct as if made at and as of such date, and that the Series shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

  6. THE SERIES' AND THE EXISTING FUND'S CONDITIONS PRECEDENT.

     The obligations of both the Series and the Existing Fund hereunder shall be subject to the following conditions:

          (a) This Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of at least a majority of the Existing Fund Shares as of the close of business on January 17, 1995, or such earlier or later date as may be mutually agreed upon by the parties.

          (b) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

  7. TERMINATION OF AGREEMENT.

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of either the Corporation or the Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the Shareholders) if circumstances should develop that, in the opinion of either of the Boards, make proceeding with this Agreement inadvisable.

     If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Series or Trust, or the Directors, officers or shareholders of the Existing Fund or Corporation, in respect of this Agreement.

  8. WAIVER.

     At any time prior to the Exchange Date, any of the foregoing conditions may be waived by the Board of either the Corporation or the Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the Shareholders.

  9. NO SURVIVAL OF REPRESENTATIONS.

     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

  10. GOVERNING LAW.

     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Existing Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland and, in the case of the Series, shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts, in each case without giving effect to principles of conflict of laws.

  11. COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

  12. LIMITATION OF LIABILITY.

     The names "Intermediate Municipal Bond Series of Prairie Funds" and "Trustees of the Trust" refer, respectively, to the Series and the Trustees of the Trust, as trustees but not individually or personally, acting from time to time under the Trust's Agreement and Declaration of Trust, a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Series entered into in the name or on behalf thereof by any of the Trustees of the Trust, or its representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, representatives or agents of the Series or Trust personally, but bind only the Series' property, and all persons dealing with any class or series of shares of the Series must look solely to the Series' property belonging to such class or series for the enforcement of any claims against the Series.

     IN WITNESS WHEREOF, each of the Series and Existing Fund has caused this Agreement and Plan of Exchange to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                            PRAIRIE FUNDS,

                                            on behalf of its

                                            INTERMEDIATE MUNICIPAL BOND SERIES

ATTEST:_________________________________            By:_____________________________________
                [Name, Title]                                     [Name, Title]

                                                  FIRST PRAIRIE MUNICIPAL BOND FUND,
                                                  on behalf of its
                                                  INTERMEDIATE SERIES

ATTEST:_________________________________            By:_____________________________________
                [Name, Title]                                     [Name, Title]

- --